Exhibit 99.1

Corteva Enters Agreement with Starboard Value

WILMINGTON, Del., March 19, 2021 – Corteva, Inc. (NYSE: CTVA) today announced an agreement with Starboard Value LP and its affiliates (“Starboard”), pursuant to which three new independent directors proposed by Starboard—David C. Everitt, Janet P. Giesselman, and Kerry J. Preete—will join Corteva’s Board of Directors (the “Board”), effective immediately, each with terms expiring at the company’s upcoming 2021 Annual Meeting of Stockholders (“2021 Annual Meeting”), currently scheduled to be held on May 7, 2021. The company has also agreed to nominate the three new independent directors for election as directors at the 2021 Annual Meeting.

Separately, the company announced that Karen H. Grimes will also join the company’s Board, effective immediately, with her term expiring at the 2021 Annual Meeting, when she will stand for election. Lee M. Thomas, Dr. Robert Brown and Lois Juliber will not stand for re-election to the Board at the 2021 Annual Meeting. With the addition of the four new independent directors, the size of the Board will temporarily increase from 12 to 16 directors, and upon the conclusion of the 2021 Annual Meeting, the Board will be reduced to 13 directors, 12 of whom will be independent.

Gregory R. Page, Independent Chairman of Corteva, said, “We are pleased to have reached this constructive outcome with Starboard which we believe is in the best interests of all our stockholders. We look forward to welcoming these accomplished new directors as the entire organization continues to direct the full force of its energy and expertise to creating value for our stockholders, customers, and other important stakeholders around the world.”

“Our team has been intently focused on execution to assure that we meet our commitments to our stockholders and customers,” said James C. Collins, Jr., Chief Executive Officer. “We are very pleased to have reached a resolution that will further enhance our Board’s existing depth of agriculture and innovation expertise as we move ahead and build long term value as a global agriculture leader.”

“We identified Corteva as a leader in its field with significant potential to improve both growth and profitability,” said Jeff Smith, Chief Executive Officer of Starboard. “After constructive discussions with Corteva’s Board, we are pleased that these new directors will contribute their deep industry expertise and track records of value creation to help Corteva capitalize fully on its many opportunities.”

Page added, “I and the entire Board want to thank Lee, Bob and Lois for their outstanding service to Corteva and the positive impact their contributions have had as we established the strong foundation for this new company. We wish them all the best.”

As a result of the agreement between Starboard and Corteva, Starboard will withdraw its director nominations previously submitted to Corteva and will support the Board’s full slate of directors at the 2021 Annual Meeting. Starboard also agreed to abide by customary standstill provisions and voting commitments. The complete agreement will be filed by Corteva with the U.S. Securities and Exchange Commission (“SEC”) as an exhibit to a Current Report on Form 8-K. Cravath, Swaine & Moore LLP is serving as legal counsel to Corteva and Evercore and JP Morgan Securities LLC Fare serving as Corteva’s financial advisors. Olshan Frome Wolosky LLP is serving as legal counsel to Starboard.

About David Everitt

Currently retired, David C. Everitt most recently served as Interim Chief Executive Officer of Harsco Corporation from February 2014 to August 2014. Prior to that, Mr. Everitt had been with Deere & Company since 1975, when he joined Deere as an engineer following his graduation from Kansas State University. Over the next nearly four decades, Mr. Everitt held positions of increasing responsibility, most recently responsible for the sales and marketing of all North America and Asia as well as global design and production of John Deere tractors and turf and utility and global Ag Solutions Systems. Mr. Everitt also serves on the board of directors of Allison Transmission Holdings, Inc., Brunswick Corporation and Harsco Corporation and previously served on the board of directors of Agrium, Inc. until its merger with Potash Corporation, which formed Nutrien Ltd., where he also previously served as a director.

About Janet Giesselman

Janet Plaut Giesselman most recently served as President of NH Enterprise, a consulting firm focused on strategic planning and execution for companies with international growth objectives, from 2010 to May 2017. During her more than 30 years in agriculture and specialty chemicals, Ms. Giesselman held a number of senior leadership positions at The Dow Chemical Company from 2001 to 2010, including Business Vice President of Dow Latex, President and General Manager of Dow Oil & Gas, and Vice President of Dow Agrosciences. Ms. Giesselman currently serves as a director of GCP Applied Technologies, Avicanna Inc., Twin Disc, Inc, Ag Growth International, Inc. and McCain Foods, a privately held frozen foods company. She previously served as a director of OMNOVA Solutions Inc. until its sale to Synthomer in 2020.

About Karen Grimes

A highly experienced financial services executive, Karen H. Grimes retired as senior managing director, partner and equity portfolio manager in 2018 from Wellington Management Group, after more than 20 years at the firm. Prior to Wellington, Ms. Grimes spent 12 years in portfolio management and investment research roles at Wilmington Trust Corporation, Butcher and Singer, and First Atlanta Corporation. She began her career as a field engineer in the Atlanta office at IBM after serving for three years in the U.S. Army. Ms. Grimes has served as a non-executive director and member of the Audit Committee at TEGNA Inc. since February 2020 and has been a non-executive director and member of the Audit & Risk Committee at Toll Brothers, Inc. since 2019.

About Kerry Preete

Kerry J. Preete spent over three decades with the Monsanto Company, a premier global provider of sustainable agriculture solutions, where he held positions of increasing responsibility, most recently serving as Executive Vice President and Chief Strategy Officer, from 2010 to June 2018. At Monsanto, Mr. Preete had also served as President of Global Crop Protection and Chemicals, Vice President of International Crops Business, and President of Seminis Vegetable Seeds, among other leadership positions. He currently serves as a director of Univar Solutions and of Avient Corporation.

About Corteva

Corteva, Inc. (NYSE: CTVA) is a publicly traded, global pure-play agriculture company that provides farmers around the world with the most complete portfolio in the industry—including a balanced and diverse mix of seed, crop protection and digital solutions focused on maximizing productivity to enhance yield and profitability. With some of the most recognized brands in agriculture and an industry-leading product and technology pipeline well positioned to drive growth, the Company is committed to working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. Corteva became an independent public company on June 1, 2019 and was previously the Agriculture Division of DowDuPont. More information can be found at www.corteva.com.

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Media Contact:

Gregg M. Schmidt

+1 302-598-6286

gregg.m.schmidt@corteva.com

Investor Contact:

Jeff Rudolph

+1 302-373-6110

jeff.rudolph@corteva.com

Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from stockholders in respect of Corteva’s 2021 Annual Meeting, Corteva will file with the SEC a proxy statement on Schedule 14A (the “proxy statement”), containing a form of proxy card. Corteva, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of Corteva’s 2021 Annual Meeting. Information regarding the names of Corteva’s directors and executive officers and their respective interests in Corteva by security holdings or otherwise will be set forth in the proxy statement. Details concerning the nominees of Corteva’s Board of Directors for election at Corteva’s 2021 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING CORTEVA’S PROXY STATEMENT AND ANY AMENDMENTS THERETO AND ACCOMPANYING PROXY CARD, FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT CORTEVA. Stockholders may obtain free copies of the proxy statement and other relevant documents that Corteva files with the SEC on Corteva’s website at http://investors.corteva.com or from the SEC’s website at www.sec.gov.

Participants in the Solicitation

Corteva, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2021 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom own in excess of 1% of Corteva’s outstanding common stock, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the 2021 Annual Meeting.

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “guidance,” “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s strategy for growth, product development, regulatory approvals, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures, and financial results, as well as expected benefits from, the separation of Corteva from DowDuPont, are forward-looking statements.

Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond Corteva’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Corteva’s business, results of operations and financial condition. Some of the important factors that could cause Corteva’s actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to obtain or maintain the necessary regulatory approvals for some of Corteva’s products; (ii) failure to successfully develop and commercialize Corteva’s pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva’s biotechnology and other agricultural products; (iv) effect of changes in agricultural and related policies of governments and international organizations; (v) effect of competition and consolidation in Corteva’s industry; (vi) effect of competition from manufacturers of generic products; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of climate change and unpredictable seasonal and weather factors; (ix) risks related to oil and commodity markets; (x) competitor’s establishment of an intermediary platform for distribution of Corteva’s products; (xi) impact of Corteva’s dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xii) effect of industrial espionage and other disruptions to Corteva’s supply chain, information technology or network systems; (xiii) effect of volatility in Corteva’s input costs; (xiv) failure to realize the anticipated benefits of the internal reorganizations taken by DowDuPont in connection with the spin-off of Corteva and other cost savings initiatives; (xv) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to Corteva; (xvi) failure of Corteva’s customers to pay their debts to Corteva, including customer financing programs; (xvii) increases in pension and other post-employment benefit plan funding obligations; (xviii) risks related to the indemnification obligations of legacy E. I. du Pont de Nemours and Company liabilities in connection with the separation of Corteva; (xix) effect of compliance with laws and requirements and adverse judgments on litigation; (xx) risks related to Corteva’s global operations; (xxi) failure to effectively manage acquisitions, divestitures, alliances and other portfolio actions; (xxii) risks related to COVID-19; (xxiii) risks related to activist stockholders; (xxiv) failure to enforce Corteva’s intellectual property rights or defend against intellectual property claims asserted by others; (xxv) effect of counterfeit products; (xxvi) Corteva’s dependence on intellectual property cross-license agreements; and (xxvii) other risks related to the separation from DowDuPont. Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements or other estimates is included in the “Risk Factors” section of Corteva’s Annual Report on Form 10-K.